UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 16, 2022, the Nasdaq Listing Qualifications Department (the “Staff”) notified Sonim Technologies, Inc. (the “Company”) that the Company no longer satisfied the minimum $1.00 per share closing bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”), as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In accordance with the Nasdaq Listing Rules, the Company was granted two consecutive 180-calendar day periods to regain compliance with the Bid Price Rule, which ultimately expired on February 13, 2023.

On February 14, 2023, the Company received notice from the Staff indicating that, based upon the Company’s continued non-compliance with the Bid Price Rule as of February 13, 2023, the Company was subject to delisting unless it timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”), which request would stay any further delisting action by the Staff.

On February 21, 2023, the Company requested a hearing before the Panel. At the hearing, the Company will present its plan to regain compliance with the Bid Price Rule and request an extension of time to do so; however, there can be no assurance that the Panel will grant the Company’s request for continued listing on Nasdaq or that the Company will be able to regain compliance with the Bid Price Rule or that the Company will be able to do so within the period of time that may be granted by the Panel following the hearing.

Item 7.01	Regulation FD Disclosure.

On February 21, 2023, the Company issued a press release regarding the receipt of the delisting determination letter from the Staff and the Company’s views on its strategy of regaining compliance with the Minimum Bid Price Rule. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 21, 2023

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: February 21, 2023	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer